Financial Risk Management Objectives and Policies - Additional Information (Details) - USD ($)	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2022
Disclosure Of Risk Management Strategy Related To Hedge Accounting [Line Items]
Interest rate risk	$ 0
Tax effect	$ 0	$ 0	$ 0
Description of interest rate calculation due to reasonably possible movements	The reasonably possible movement of 0.5% was calculated by taking the interest rates as of balance date, moving these by plus and minus 0.5% and then re‑calculating the interest on term deposits with the ‘new‑interest‑rate’.
Description of calculation of reasonably possible movement related to currency risk	The reasonably possible movement of 10% was calculated by taking the currency spot rates as of balance date, moving these by 10% and then re‑converting the currencies into US with the ‘new‑spot‑rate’.
Percentage of net sales	7.00%
Liquidity risk description	The Group manages liquidity risk by maintaining adequate reserves and by monitoring forecast and actual cash flows and by matching the maturity profiles of financial assets and liabilities. The financial liabilities of the Group relate to trade payables that are all expected to be paid within 12 months. With the funding agreement that was entered on August 12, 2022 the Group may incur a total payment equal to approximately four times the funding provided, consisting of seven payments, with the first payment due shortly after Regulatory Approval and the remaining six payments payable over a six-year period thereafter, and variable payments equal to 7% of net sales of sozinibercept for the treatment of wet AMD for each calendar quarter
Bottom of Range
Disclosure Of Risk Management Strategy Related To Hedge Accounting [Line Items]
Short term deposit period	30 days
Top of Range
Disclosure Of Risk Management Strategy Related To Hedge Accounting [Line Items]
Short term deposit period	92 days